UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): January 9, 2020

NUZEE, INC. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization	000-55157 (Commission File #)	38-3849791 (IRS Employer Identification No.)

1700 Capital Avenue, Suite 100, Plano, Texas 77055 (Address of principal executive offices)

(760) 295-2408 (Registrant's telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company		☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

8-K re El Marino(3697490.2).docx

Item 1.01 Entry into a Material Definitive Agreement.

On January 9, 2020, we entered into a Joint Venture Agreement (the "Agreement") with Industrias Marino, S.A. de C.V., a sociedad anónima de capital variable incorporated under the laws of Mexico (“El Marino”) to form a joint venture in Mexico (“NuZee LATIN AMERICA” or the “Joint Venture”). We expect that NuZee LATIN AMERICA will be able to take advantage of El Marino’s existing distribution network to make single serve pour over and tea bag styles of coffee available to major retailers in Mexico, Central America and South America.

The material terms of the Agreement are as follows:

El Marino and an affiliate of El Marino will form NuZee LATIN AMERICA as a stock corporation with variable capital (sociedad anónima de capital variable) under the laws of Mexico, with corporate domicile in Mazatlán, Sinaloa, Mexico. NuZee LATIN AMERICA’s main business shall be the manufacture in Mexico of machine-manufactured zero-landfill, single serve pour over and tea bag coffee products (the “Products”) and the sale thereof to clients in the American continent.

Pursuant to the Agreement, NuZee and El Marino shall enter into an asset purchase agreement (the “Asset Purchase Agreement”) whereby NuZee will sell El Marino two FPG-T1 and/or FPG-LT branded Fuso International, machines for manufacture of the Products for USD$270,000.00. The Asset Purchase Agreement shall include, among other items, the right of El Marino and/or any of its successors to acquire via NuZee machines for packing pour over coffee and coffee single serve bags (e.g., manufactured by Nasa Corporation of Tokyo, Japan or its subsidiaries, Wooshin FA&T of Seoul, Korea or its subsidiaries, and/or an alternative manufacturing company of comparable quality), to be selected by NuZee and approved by Marino, along with any related equipment for the manufacture of Products in Mexico, Central and South America (the “Exclusivity Territory”), and a limitation on NuZee's right to provide similar assistance to any other companies but Marino or the Joint Venture in the Exclusivity Territory.

Upon the sale of two machines, El Marino shall assign the machines to NuZee LATIN AMERICA and through a series of transactions, each party’s total capital contributed into the Joint Venture will be US$160,000. NuZee’s contribution will come in the form of the equipment contributed valued at US$270,000 less a receivable from El Marino of US$110,000 and El Marino shall contribute US$50,000 in NuZee LATIN AMERICA and provide NuZee with a balancing payable of US$110,000.

Once we have become a stockholder in NuZee LATIN AMERICA, we and El Marino will each sell raw materials to NuZee LATIN AMERICA at our own respective costs, plus a margin of 5%, and the resultant profits from the sale of Products in Mexico, Central and South America will shared between us and El Marino equally.

Pursuant to the Agreement, with respect to trading in the machines, manufacturing the Products and related activities, we and El Marino will work exclusively with each other in Mexico, Central and South America, together growing the business and providing guidance to NuZee LATIN AMERICA where needed.

We and El Marino will have shared power to control NuZee LATIN AMERICA. In the event of a disagreement not resolved pursuant to negotiation provisions set forth in the Agreement, each party may exercise a buy/sell option. The buy/sell option provides, in the event of exercise, the initiating party shall send a notice to the receiving party advising of its intent to exercise such option, describe the circumstances having triggered the disagreement, and offer either to purchase the receiving party’s shares in the Joint Venture or to sell its own shares to the receiving party, with any difference between the “buy price” and the “sell price” based solely on the difference (if any) in each party’s share ownership. The ensuing buy/sell transaction may take no longer than thirty days unless otherwise mutually agreed. The buy/sell price shall be paid at closing by wire transfer, the subject shares in the Joint Venture shall be transferred, and the parties shall continue to cooperate with each other as necessary.

Shares in NuZee LATIN AMERICA can be transferred only to affiliates of NuZee or El Marino, or persons meeting certain net worth and certain qualitative requirements. Any such transfer will be subject to a right of first refusal and an option to participate in favor of the other stockholder.

During the term of the Agreement and for three years after the termination of the Agreement or winding-up of NuZee LATIN AMERICA, neither NuZee nor El Marino will engage in any business substantially similar to any aspect of, or any activity competitive with, the business of the Joint Venture in the Exclusivity Territory, or solicit the other’s employees, without the reasonable consent of the other.

8-K re El Marino(3697490.2).docx

The Agreement automatically renews on an annual basis unless actively terminated by either party. The fiscal year-end for NuZee LATIN AMERICA will be December 31, as required by Mexican law. NuZee LATIN AMERICA will regularly account to the Parties and maintain its financial records in accordance with the requirements of all applicable laws and the current Financial Information Standards (Normas de Información Financiera) issued by the Consejo Mexicano de Normas de Información Financiera, A.C. and will cooperate in maintaining financial data in accordance with generally accepted international or U.S. accounting standards (e.g. IFRS or U.S. GAAP) as the Parties may require.

The foregoing description of the Agreement is a summary of, and does not purport to be a complete statement of, the Agreement or the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed with the Securites and Exchange Commission as an exhibit to NuZee’s next periodic report under the Securities Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Press Release re NuZee LATIN AMERICA dated January 15, 2020

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this current report is not a guarantee of future events, and that actual events and results may differ materially from those made in or suggested by the forward-looking information contained in this current report. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements, including NuZee LATIN AMERICA’s ability to implement production, the demand for pour over and tea bag coffee products in the Exclusivity Territory, our ability to work cooperatively with El Marino in the management of NuZee LATIN AMERICA and those risk factors set forth in our most recent Annual Report on Form10-K. Any forward-looking information presented herein is made only as of the date of this current report, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NUZEE, INC.

Dated: January 15, 2020By:  /s/ Shanoop Kpthari

      Shanoop Kothari, CFO

8-K re El Marino(3697490.2).docx